UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 22, 2025
(July 21, 2025)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.
TXNM Energy, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

Texas-New Mexico Power Company
(A Texas Corporation)
577 N. Garden Ridge Blvd.
Lewisville, Texas 75067
Telephone Number - (972) 420-4189
Commission File No. - 002-97230
IRS Employer Identification No. - 75-0204070
____________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
TXNM Energy, Inc.	Common Stock, no par value	TXNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On July 21, 2025, TXNM Energy, Inc.’s indirect wholly-owned subsidiary, Texas-New Mexico Power Company (“TNMP”), issued $245,000,000 aggregate principal amount of its 4.83% First Mortgage Bonds, due July 31, 2030, Series 2025B (the “2025B Bonds”), $245,000,000 aggregate principal amount of its 5.12% First Mortgage Bonds, due July 31, 2032, Series 2025C (the “2025C Bonds”), $240,000,000 aggregate principal amount of its 5.44% First Mortgage Bonds, due July 31, 2035, Series 2025D (the “2025D Bonds”), $100,000,000 aggregate principal amount of its 5.54% First Mortgage Bonds, due July 31, 2037, Series 2025E (the “2025E Bonds”), $154,300,000 aggregate principal amount of its 5.93% First Mortgage Bonds, due July 31, 2045, Series 2025F (the “2025F Bonds”), and $100,000,000 aggregate principal amount of its 6.02% First Mortgage Bonds, due July 31, 2055, Series 2025G (the “2025G Bonds” and, together with the 2025B Bonds, 2025C Bonds, 2025D Bonds, 2025E Bonds and 2025F Bonds, the “Bonds”) in a private placement in reliance on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Bonds were sold by TNMP to institutional accredited investors (as defined by Rule 501(a) of the Securities Act) pursuant to a Bond Purchase Agreement dated July 21, 2025 (the “Bond Purchase Agreement”). A copy of the Bond Purchase Agreement is attached to this Current Report on Form 8-K filed as Exhibit 10.1. TNMP will apply the proceeds of the Bonds for the repayment of short-term debt and other general corporate purposes, including projected capital expenditures.

The Bonds were issued pursuant to TNMP’s First Mortgage Indenture dated as of March 23, 2009 (the “First Mortgage Indenture”), between TNMP and U.S. Bank Trust Company, National Association (as ultimate successor to The Bank of New York Mellon Trust Company, N.A.), as trustee, (the “Trustee”), as previously supplemented and amended and as further supplemented by the Twenty-Fourth Supplemental Indenture thereto, dated as of July 21, 2025, between TNMP and the Trustee (the “Twenty-Fourth Supplemental Indenture” and, together with the First Mortgage Indenture, the “Indenture”). The Bonds are secured by a first mortgage lien on substantially all of TNMP’s property, subject to excepted encumbrances, reservations, contracts and other exceptions as are permitted by the Indenture, and rank equally in right of payment with all other securities theretofore or thereafter issued under the First Mortgage Indenture.

Interest on the 2025B Bonds, 2025D Bonds and 2025G Bonds is payable semiannually on April 30 and October 31 of each year, commencing on October 31, 2025, at a fixed rate of 4.83% per annum with respect to the 2025B Bonds, 5.44% per annum with respect to the 2025D Bonds and 6.02% with respect to the 2025G Bonds. Interest on the 2025C Bonds, 2025E Bonds and 2025F Bonds is payable semiannually on January 31 and July 31 of each year, commencing on January 31, 2026, at a fixed rate of 5.12% per annum with respect to the 2025C Bonds, 5.54% per annum with respect to the 2025E Bonds and 5.93% per annum with respect to the 2025F Bonds. TNMP may, upon not less than ten nor more than sixty days’ prior written notice (unless the holders of more than 50% of the principal amount of the then-outstanding Bonds of the applicable series agree in writing to another time period), prepay at any time all, or from time to time any part of, the Bonds of any series, in an amount not less than ten percent of the aggregate principal amount of the Bonds of such series then outstanding in the case of a partial prepayment, at a prepayment price equal to the sum of (a) 100% of the principal amount so prepaid, (b) accrued and unpaid interest thereon and (c) a make-whole amount, if any, determined for the prepayment date with respect to such principal amount. The principal amount of the 2025B Bonds is payable on July 31, 2030, the principal amount of the 2025C Bonds is payable on July 31, 2032, the principal amount of the 2025D Bonds is payable on July 31, 2035, the principal amount of the 2025E Bonds is payable on July 31, 2037, the principal amount of the 2025F Bonds is payable on July 31, 2045 and the principal amount of the 2025G Bonds is payable on July 31, 2055.

The Indenture contains events of default customary for such a transaction, including, without limitation: failure to pay interest on any Security (as defined in the Indenture) for sixty days after becoming due; failure to pay the principal of or premium on any Security when due; failure to comply with or breach of any covenant or warranty contained in the Indenture, subject to a ninety day cure period after written notice of default has been delivered; and certain events relating to reorganization, bankruptcy and insolvency of TNMP. If an “Event of Default” (as defined in the Indenture) occurs and is continuing, the Trustee or the holders of not less than thirty-three percent in principal amount of the Securities then outstanding may declare the principal amount of all Securities then outstanding to be immediately due and payable.

In addition, the Twenty-Fourth Supplemental Indenture contains bond repurchase events (subject to a fifteen day cure period), including, without limitation: actions by TNMP or any Controlled Entity (as defined in the Twenty-Fourth Supplemental Indenture) which subject a Bond holder to terrorism sanctions regulations; the sale or lease of TNMP’s assets in excess of specified thresholds during any calendar year; defaults in respect to obligations relating to certain debt; failure to deliver to each institutional investor Bond holder certain financial and business information related to TNMP; failure to maintain a ratio of consolidated indebtedness to consolidated capitalization of less than or equal to 0.65 to 1.0; and material misrepresentations of any representation or warranty contained in the Twenty-Fourth Supplemental Indenture. If a “Bond Repurchase Event” (as defined in the Twenty-Fourth Supplemental Indenture) occurs and is continuing, TNMP must repurchase the Bonds for a purchase price equal to the aggregate principal amount of the Bonds then outstanding, plus all accrued and unpaid interest thereon and a make-whole amount determined for the Bond Repurchase Event date with respect to such principal amount.

The Twenty-Fourth Supplemental Indenture further includes a provision whereby a change in control in TNMP would obligate TNMP to offer to prepay all of the Bonds at one-hundred percent (100%) of the principal amount of the Bonds, plus all accrued and unpaid interest thereon, but without any make-whole amount or other premium. The proposed transaction between TXNM and Blackstone Infrastructure would not constitute a change in control under the Bonds.

The above description of the Indenture does not purport to be a complete statement of the parties’ rights and obligations thereunder. Such description is qualified in its entirety by reference to the Twenty-Fourth Supplemental Indenture, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.1, and the First Mortgage Indenture, as previously amended and supplemented, and as previously filed, each of which is incorporated herein by reference. The forms of Bonds, which are included as a part of the Twenty-Fourth Supplemental Indenture, are attached hereto as Exhibits 4.2, 4.3, 4.4, 4.5, 4.6 and 4.7 and incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

4.1	Twenty-Fourth Supplemental Indenture, dated as of July 21, 2025, between Texas-New Mexico Power Company and U.S. Bank Trust Company, National Association, as Trustee.

4.2	Form of 2025B Bond (included in Exhibit 4.1).

4.3	Form of 2025C Bond (included in Exhibit 4.1).

4.4	Form of 2025D Bond (included in Exhibit 4.1).

4.5	Form of 2025E Bond (included in Exhibit 4.1).

4.6	Form of 2025F Bond (included in Exhibit 4.1).

4.7	Form of 2025G Bond (included in Exhibit 4.1).

10.1	Bond Purchase Agreement, dated July 21, 2025, between Texas-New Mexico Power Company and the purchasers named therein.

104	Cover page in Inline XBRL format

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

TXNM ENERGY, INC.
TEXAS-NEW MEXICO POWER COMPANY
(Registrants)

Date: July 22, 2025	/s/ Gerald R. Bischoff
Gerald R. Bischoff
Vice President and Corporate Controller
(Officer duly authorized to sign this report)